                                    Exhibit 10.22

                                   AMENDMENT NO. 2
                              Dated as of March 31, 1999
                                          to
                        AMENDED AND RESTATED CREDIT AGREEMENT
                              Dated as of March 19, 1998


          THIS AMENDMENT NO. 2 ("Amendment") is made as of March 31, 1999 by and among IFR SYSTEMS, INC. (the "Borrower"), the financial institutions parties hereto as Lenders, and THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as contractual representative (the "Agent") under that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among the Borrower, the Lenders and the Agent, as amended by an Amendment No. 1 and Waiver dated as of November 3, 1998 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Agent and the Required Lenders amend the Credit Agreement in certain respects, and the Required Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein, it being expressly understood that the modifications set forth herein shall in no event constitute a waiver by the Lenders or the Agent of any breach of the Credit Agreement or any of the Lenders' or Agent's rights or remedies with respect thereto;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement:

          1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Credit Agreement is hereby amended as follows:

          1.1 SECTION 1.1 of the Credit Agreement is amended (i) to delete the phrase "$30,000,000" now appearing in the definition of "AGGREGATE REVOLVING LOAN COMMITMENT" and to substitute the following therefor:
"$25,000,000"; and (ii) to insert the following immediately prior to the period (".") now appearing at the end of the definition of "EBITDA":

     ", PLUS (ix) any non-recurring expenses related to the reorganization, restructuring and rationalization of the Borrower and its Subsidiaries which are charged as operating expenses when and as charged (a) during the fiscal quarter ending March 31, 1999 up to amounts not to be in excess of $1,000,000, on a pre-tax basis, in the aggregate, and (b) during the two fiscal quarter period ending on September 30, 1999 up to amounts not to be in excess of $500,000, on a pre-tax basis, in the aggregate, in each case, to the extent such charges are deducted in computing Net Income".

          1.2 SECTION 2.5(B)(i) of the Credit Agreement is hereby amended to realphabetize the second CLAUSE (e) and CLAUSE (f) thereof as CLAUSES (f) and (g), respectively.

          1.3 SECTION 2.5(B)(ii) of the Credit Agreement is hereby amended to delete the phrase "SECTION 2.5(B)(i)(d)(II)" now appearing therein and to substitute the following therefor: "SECTION 2.5(B)(i)(e)(II)".

          1.4 SECTION 2.15(D)(ii) of the Credit Agreement is amended to delete the chart now appearing therein and to substitute the following therefor:

@@

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    APPLICABLE
                                      APPLICABLE FLOATING                      APPLICABLE EUROCURRENCY              COMMITMENT
                                         RATE MARGINS                                  MARGINS                    FEE PERCENTAGE
                          ------------------------------------------------------------------------------------
                             TRANCHE A TERM    TRANCHE B TERM LOANS      TRANCHE A TERM      TRANCHE B TERM
                          LOANS AND REVOLVING                         LOANS AND REVOLVING         LOANS
                                 LOANS                                       LOANS
      LEVERAGE RATIO
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Greater than 4.5 to 1.0         2.00%                 2.50%                  3.00%               3.50%               0.50%
---------------------------------------------------------------------------------------------------------------------------------
 Greater than 3.5 to 1.0
  and less than or equal         1.75%                 2.25%                  2.75%               3.25%               0.50%
      to 4.5 to 1.0
---------------------------------------------------------------------------------------------------------------------------------
    Greater than 3.0 to
   1.0 and less than or          1.50%                 2.00%                  2.50%               3.00%               0.50%
   equal to 3.5 to 1.0
---------------------------------------------------------------------------------------------------------------------------------
 Greater than 2.5 to 1.0
  and less than or equal         1.25%                 1.75%                  2.25%               2.75%               0.50%
      to 3.0 to 1.0
---------------------------------------------------------------------------------------------------------------------------------
 Greater than 2.0 to 1.0
  and less
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    APPLICABLE
                                      APPLICABLE FLOATING                      APPLICABLE EUROCURRENCY              COMMITMENT
                                         RATE MARGINS                                  MARGINS                    FEE PERCENTAGE
                          ------------------------------------------------------------------------------------
                             TRANCHE A TERM    TRANCHE B TERM LOANS      TRANCHE A TERM      TRANCHE B TERM
                          LOANS AND REVOLVING                         LOANS AND REVOLVING         LOANS
                                 LOANS                                       LOANS
      LEVERAGE RATIO
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
      than or equal              1.00%                 1.50%                  2.00%               2.75%               0.50%
      to 2.5 to 1.0
---------------------------------------------------------------------------------------------------------------------------------
  Less than or equal to
        2.0 to 1.0               1.00%                 1.50%                  1.75%               2.75%               0.375%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

@@

          1.5 SECTION 7.1(A)(i) of the Credit Agreement is hereby amended to insert immediately after the phrase "forty-five (45) days after the end of each fiscal quarter in each fiscal year", the following: "and not later than July 31, 1999 for the fiscal quarter ending on June 30, 1999".

          1.6 EXHIBIT A of the Credit Agreement is hereby restated in the form of ATTACHMENT A hereto.

          2. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received the following documents:

          (i) duly executed originals of this Amendment from the Borrower, the Required Lenders and the Agent;

          (ii) duly executed originals of the Reaffirmation attached hereto from each Domestic Incorporated Subsidiary of the Borrower;

          (iii) duly executed originals of the Fee Letter, dated as of March 31, 1999, from the Borrower, together with all fees and expenses in the amount separately agreed between the Borrower and the Agent thereunder; and

          (iv) such other documents, instruments and agreements as the Agent may reasonably request.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall be deemed effective as of March 31, 1999 for CLAUSE (ii) of Section 1.1 hereof and as of June 1, 1999 for all other purposes (as applicable, the "Effective Date").

          3. AMENDMENT FEE. Each Lender that delivers a duly executed signature page to this Amendment and Amendment No. 3 to the Credit Agreement to Robert J. Lewis, Sidley & Austin (fax: 312-853-7036) by 5:00 p.m. (Chicago time) on Friday, May 28, 1999, shall be entitled to an Amendment Fee of 0.15% of such Lender's Commitment (as defined in the Credit Agreement after giving effect to the reduction of the Aggregate Revolving Loan Commitment contemplated in this Amendment), PROVIDED this Amendment is approved by the Required Lenders (including the Agent). The Amendment Fee shall be due and payable by the Borrower on the date the Borrower executes this Amendment.

          4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date of this Amendment.

          5.  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of SECTION 1 hereof, each reference to the Credit Agreement in the Credit Agreement and each other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              IFR SYSTEMS, INC.


                              By: ____________________________
                                   Name:
                                   Title:


                              THE FIRST NATIONAL BANK OF
                                  CHICAGO, as Agent and as Lender

                              By: ____________________________
                                   Name:
                                   Title:


                              INTRUST BANK, as a Lender


                              By: ____________________________
                                   Name:
                                   Title:


                              THE BANK OF NOVA SCOTIA, as a Lender


                              By: ____________________________
                                   Name:
                                   Title:


                              HARRIS TRUST AND SAVINGS BANK, as a Lender


                              By: ____________________________
                                   Name:
                                   Title:

                              NATIONAL WESTMINSTER BANK PLC, as a Lender


                              By: ____________________________
                                   Name:
                                   Title:


                              UNION BANK OF CALIFORNIA, N.A., as a Lender


                              By: ____________________________
                                   Name:
                                   Title:


                              LLOYDS BANK PLC, as a Lender


                              By: ____________________________
                                   Name:
                                   Title:

                                   REAFFIRMATION



          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders, as amended by an Amendment No. 1 and Waiver dated as of November 3, 1998 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") which Amendment No. 2 is dated as of March 31, 1999 (the "AMENDMENT"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in
the Credit Agreement.   Without in any way establishing a course of dealing
by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and are hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.



Dated as of March 31, 1999         IFR AMERICAS, INC., formerly known as
                                   IFR Instruments, Inc.
                                   PK TECHNOLOGY, INC.
                                   IFR INSTRUMENTS OF TEXAS, INC., formerly known as Marconi Instruments, Inc.
                                   IFR FINANCE, INC.


                                   By __________________________
                                       Name:
                                       Title:

                                    ATTACHMENT A
                               TO AMENDMENT NO. 2 TO
                       AMENDED AND RESTATED CREDIT AGREEMENT
                                DATED MARCH 19, 1998

                                     [ATTACHED]

                                      EXHIBIT A
                                          TO
                        AMENDED AND RESTATED CREDIT AGREEMENT

                                     Commitments
                                     -----------
@@

                              REVOLVING LOAN COMMITMENTS

 LENDER                    AMOUNT OF REVOLVING LOAN  % OF AGGREGATE REVOLVING
                           COMMITMENT                LOAN COMMITMENT
 ------                    ------------------------  ------------------------

 THE FIRST NATIONAL BANK   $5,769,230.77             23.076923078
 OF CHICAGO

 INTRUST BANK              $2,884,615.38             11.538461538

 THE BANK OF NOVA SCOTIA   $3,846,153.85             15.384615385

 HARRIS TRUST AND SAVINGS  $3,846,153.85             15.384615385
 BANK

 NATIONAL WESTMINSTER      $2,884,615.38             11.538461538
 BANK PLC

 UNION BANK OF             $2,884,615.38             11.538461538
 CALIFORNIA, N.A.

 LLOYDS BANK PLC           $2,884,615.38             11.538461538

 TOTAL                     $25,000,000               100.00%


 TRANCHE A TERM LOAN COMMITMENTS

 LENDER                    AMOUNT OF TRANCHE A       % OF AGGREGATE TRANCHE A
                           TERM LOAN COMMITMENT      TERM LOAN COMMITMENT
 ------                    --------------------      ------------------------
 THE FIRST NATIONAL BANK   $11,538,461.54            23.076923078
 OF CHICAGO

 INTRUST BANK              $5,769,230.77             11.538461538

 THE BANK OF NOVA SCOTIA   $7,692,307.69             15.384615385

 HARRIS TRUST AND SAVINGS  $7,692,307.69             15.384615385
 BANK

 NATIONAL WESTMINSTER      $5,769,230.77             11.538461538
 BANK PLC

 UNION BANK OF             $5,769,230.77             11.538461538
 CALIFORNIA, N.A.

 LLOYDS BANK PLC           $5,769,230.77             11.538461538

 TOTAL                     $50,000,000               100.00%

 TRANCHE B TERM LOAN COMMITMENTS

 LENDER                    AMOUNT OF TRANCHE B       % OF AGGREGATE TRANCHE B
                           TERM LOAN COMMITMENT      TERM LOAN COMMITMENT
 ------                    --------------------      ------------------------
 THE FIRST NATIONAL BANK   $11,538,461.54            23.076923078
 OF CHICAGO

 INTRUST BANK              $5,769,230.77             11.538461538

 THE BANK OF NOVA SCOTIA   $7,692,307.69             15.384615385

 HARRIS TRUST AND SAVINGS  $7,692,307.69             15.384615385
 BANK

 NATIONAL WESTMINSTER      $5,769,230.77             11.538461538
 BANK PLC

 UNION BANK OF             $5,769,230.77             11.538461538
 CALIFORNIA, N.A.

 LLOYDS BANK PLC           $5,769,230.77             11.538461538

 TOTAL                     $50,000,000               100.00%

 @@